SCHEDULE 14A INFORMATION


                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant                                       [X]
Filed by a Party other than the Registrant                    [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material under ss.240.14a -12

                            EMERGISOFT HOLDING, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]    No Fee Required
[ ]    $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
       Item 22(a)(2) of Schedule 14A
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

1)   Title of each class of securities to which transaction applies:  __________
2)   Aggregate number of securities to which transaction applies: ______________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is
     calculated      and      state      how      it      was       determined):
     ----------------------------------------------------------------
4)   Proposed maximum aggregate value of transaction:___________________________
5)   Total fee paid:____________________________________________________________

[ ]  Fee paid previously by written preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1) Amount Previously Paid: _____________________________________________________
2) Form Schedule or Registration Statement No.: ________________________________
3) Filing Party: _______________________________________________________________
4) Date Filed: _________________________________________________________________

                            EMERGISOFT HOLDING, INC.
                                Arlington, Texas

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             Friday, August 8, 2003

To the Stockholders:

     The 2003 annual meeting of stockholders (the "Annual Meeting") of Emergisoft Holding, Inc., a Nevada corporation (the "Company"), will be held on Friday, August 8, 2003, at 9:00 a.m. local time, at the Company's offices located at 2225 Avenue J, Arlington, Texas 76006, for the following purposes:

(1) To elect five directors to serve until the 2004 annual meeting of stockholders;

(2) To ratify the appointment of Ernst & Young, LLP as independent auditors of the Company for the fiscal year ending December 31, 2003;

(3) To ratify the amendment of the 2001 Stock Incentive Plan by increasing the maximum plan shares to 3,000,000 post-Reverse Stock Split shares; and

(4) To transact such other business as may properly come before such meeting or any adjournment(s) thereof.

     The close of business on July 11, 2003, is the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

     You are cordially invited to attend the Annual Meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE ASK THAT YOU SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. A SELF-ADDRESSED, POSTPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                         By order of the Board of Directors

                         /s/ Ash Huzenlaub
                         ____________________________________
                         Ash Huzenlaub
                         Chairman of the Board,
                         Chief Executive Officer and President

                         July 18, 2003

                                TABLE OF CONTENTS

                                                                           Page

Notice of Annual Meeting of Stockholders..................................cover
Solicitation and Revocability of Proxies......................................1
Election of Directors (Item 1)................................................2
     Information Regarding Nominees...........................................2
     Compensation of Directors................................................4
     Directors' Meetings and Committees of the Board of Directors.............4
     Executive Officers.......................................................6
     Executive Compensation...................................................7
     Security Ownership of Certain Beneficial Holders and Management.........10
     Section 16(a) Beneficial Ownership Reporting Compliance.................11
     Transactions with Management and Certain Stockholders...................11
     Audit Fees..............................................................11
Appointment of Auditors (Item 2).............................................12
Increase in Number of Shares Under the 2001 Stock Incentive Plan (Item 3)....13
Other Matters (Item 4).......................................................15
Stockholder Proposals........................................................16

                                 [LOGO OMITTED]

                            EMERGISOFT HOLDING, INC.
                                  2225 Avenue J
                             Arlington, Texas 76006
                                 (817) 633-6665


                                 PROXY STATEMENT


                    SOLICITATION AND REVOCABILITY OF PROXIES

     The enclosed proxy is solicited by and on behalf of the Board of Directors of the Company for use at the Annual Meeting to be held on Friday, August 8, 2003, at 9:00 a.m. local time, at the Company's offices at 2225 Avenue J, Arlington, Texas 76006, Texas, or at any adjournment(s) thereof. The solicitation of proxies by the Board of Directors of the Company (the "Board of Directors") will be conducted primarily by mail. In addition, officers, directors and employees of the Company may solicit proxies personally or by telephone, or other forms of wire or facsimile communication. The Company will reimburse brokers, custodians, nominees and fiduciaries for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of common stock of the Company ("Common Stock").

     The costs of the solicitation will be borne by the Company. This proxy statement and the form of proxy will be first mailed to stockholders of the Company on or about July 18, 2003.

     The enclosed proxy, even though executed and returned, may be revoked at any time prior to the voting of the proxy (a) by execution and submission of a revised proxy, (b) by written notice to the Secretary of the Company or (c) by voting in person at the Annual Meeting. In the absence of such revocation, shares represented by the proxies will be voted at the Annual Meeting.

     At the close of business on July 11, 2003, the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, there were outstanding 24,475,658 shares of Common Stock, each share of which is entitled to one vote. Common Stock is the only class of outstanding securities of the Company entitled to notice of and to vote at the Annual Meeting.

     The Company's annual report to stockholders for the year ended December 31, 2002, including financial statements, is being mailed herewith to all stockholders entitled to vote at the Annual Meeting. The annual report does not constitute a part of the proxy soliciting material.

                                     ITEM 1.
                              ELECTION OF DIRECTORS

     Under the Company's Bylaws the Board of Directors may consist of no fewer than one (1) director, the precise number being fixed by resolution adopted by the Board of Directors. The Board of Directors has fixed the number of directors at five (5). Each director elected shall hold office until the annual meeting next after his or her election and until his or her successor is duly elected and qualified, or until his or her death or retirement or until he or she resigns or is removed as provided in the Bylaws. Under the Bylaws, a majority of the Board of Directors may fill vacancies and newly created directorships resulting from an increase in the authorized number of directors.

     Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted for the election of the nominees listed below. Although the Board of Directors does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named as proxies in the enclosed proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors.

     The following persons have been nominated to serve as directors until the 2004 meeting of stockholders or until their successors are elected and qualified: Christopher Assif, Ash Huzenlaub, Jeff McCurdy, Jim Ross, and Jason Sear.

     A plurality of the votes cast in person or by proxy by the holders of Common Stock is required to elect a director. Accordingly, abstentions and "broker non-votes" will have no effect on the outcome of the election of directors assuming a quorum is present or represented by proxy at the Annual Meeting. A broker non-vote occurs if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular item. Stockholders may not cumulate their votes in the election of directors.

                         Information Regarding Nominees

     The following table sets forth information as of July 18, 2003 regarding the names, ages and principal occupations of the nominees for director positions to be filled at the annual meeting, other directorships in certain companies held by them and the date of their first service as a director of the Company. Each such person has continuously served as a director since the date of his or her first service. Additional information concerning each nominee follows the table.

       Names            Principal Occupation
                        and Directorships           Director Since        Age

Christopher Assif      Vice President of
                       maxIT Healthcare                10/14/02           41
--------------------------------------------------------------------------------
Ash Huzenlaub          Chairman  of the Board,
                       President,  Chief  Executive     5/25/01           27
                       Officer and Director of the
                       Company
--------------------------------------------------------------------------------
Jeff McCurdy           Attorney in Private
                       Practice and Director
                       of the Company                    8/29/01           30
--------------------------------------------------------------------------------
 Jim Ross              Attorney in Private
                       Practice and Director
                       of the Company                    11/2/01           42
--------------------------------------------------------------------------------
Jason Sear             Financial Manager of Berlwood
                       Five, Ltd. and                    5/25/01           35
                       Director of the Company
--------------------------------------------------------------------------------

     Each of the nominees and directors has been engaged in the principal occupation set forth opposite his name for at least the past five years except as described below.

     CHRISTOPHER ASSIF is a Vice President of maxIT Healthcare, a healthcare information technology consulting practice specializing in strategic planning, benefits realization, staffing and implementation support of large enterprise clinical and financial systems. He also serves as an advisory board member for MK Capital, a venture capital firm specializing in technology and outsourced services. Immediately prior to his role with maxIT, Mr. Assif was CEO and a member of the board of directors of Dynamic Healthcare Technologies Inc., a NASDAQ listed clinical and diagnostic workflow solutions system provider. The company, which serviced more than 640 client sites worldwide, merged with Cerner Corporation. Prior to Dynamic, Mr. Assif held executive management positions with Cerner Corporation, Baxter International, and SBC Communications.

     ASH HUZELAUB joined the Company as its Chairman, President and CEO on May 29, 2002. Mr. Huzenlaub has been associated with the Company for the past two and a half years, most recently as an independent director. Prior to joining the Company, Mr. Huzenlaub was employed by Berlwood Five, Ltd., an Arlington, Texas based investment group. Prior to his engagement by Berlwood, he was employed by Woodcrest Capital, L.L.C., a Fort Worth based investment company. Mr. Huzenlaub serves as an advisor to the Texas Christian University Neeley School of Business and is past President and Chairman of the Texas Run To The Cross (2000-2002), a benefit for Texas youth projects. He is also a member of the National Eagle
Scout Association. Mr. Huzenlaub graduated in 1998 with a BBA in Finance and Marketing, with an emphasis in Entrepreneurship, from Texas Christian University. He was a four year distance runner for Texas Christian University Track & Field and a Letterman. He completed the Leadership Studies program at Regents College, London, England, and attended the Caruth Entrepreneurship Center Certification program at Southern Methodist University.

     JEFF MCCURDY is a representative of Berlwood Five, Ltd. He graduated from Texas Christian University with a Bachelor's of Science in 1997 and earned his Doctorate of Jurisprudence from Texas Wesleyan University in 2001. Mr. McCurdy is currently a partner in the law firm of McCurdy & McCurdy. Mr. McCurdy is active in a number of other investments and is a resident of North Texas.

     JIM ROSS is a former Marine with nearly 13 years of law enforcement experience at the local and federal levels. He is currently a personal injury attorney in private practice in Arlington, Texas. He earned a Bachelor Degree from Dallas Baptist University and a Juris Doctor Degree from Texas Wesleyan University School of Law in 2001. He is a member of the American Bar Association, American Trial Lawyers Association, Texas Trial Lawyers Association, College of the Texas State Bar and Tarrant County Bar Association.

     JASON SEAR a partner of Berlwood Five, Ltd., is involved in several local and nationwide business enterprises as an investor and executive team member. Educated in economics at the University of St. Thomas, Mr. Sear sits on several boards and oversees the financial management of a variety of partnerships and corporations, primarily related to real estate investment, corporate development and business finance.

                            Compensation of Directors

     Directors receive no cash remuneration for serving on the Board of Directors of the Company. Pursuant to the Company's 2001 Non-Employee Directors' Stock Option Plan (the "Directors' Plan"), directors of the Company who are not officers or employees of the Company or any of its subsidiaries ("Nonemployee Directors"), who are serving as a Director on January 1 of each year, beginning January 1, 2002 will automatically be granted a nonqualified stock option to purchase 2,500 shares of Common Stock. Non-employee directors first elected or appointed to the Board on or after January 1, 2002 will automatically be granted a non-qualified stock option to purchase 12,500 shares of Common Stock upon the date of such election or appointment. Each option will have an exercise price equal to the fair market value of the Common Stock on the date of grant. The exercise price may be paid in cash, in shares of Common Stock (valued at fair market value at the date of exercise), or by a combination of such means of payment. Generally, the fair market value of a share of Common Stock on a particular date is equal to the mean between the closing high bid and low asked quotations for the trading day on the NASDAQ or prior to the date of grant.

     All options granted under the Directors' Plan have a maximum term of ten years and those granted on each January 1 vest one year from date of grant. Those granted upon first election or appointment of a director will vest in five equal annual installments beginning on the first anniversary of the date of grant. Upon the occurrence of a "change of control," each option will be exercisable in full.

          Directors' Meetings and Committees of the Board of Directors

     The Board of Directors held five meetings and took action by written consent eleven times during 2002. Each director attended at least 75% of the aggregate total meetings of the Board of Directors and any committee on which such director served which occurred during his or her tenure, except Cameron Ware attended only two of three 2002 board meetings that took place during his tenure as director. Mr. Ware resigned as a director effective June 9, 2002. The Company has the following standing committees:

Audit Committee Report

     The Audit Committee of the Company's Board of Directors is responsible for assisting the Board of Directors of the Company in monitoring the integrity of the financial statements of the Company, compliance by the Company with legal and regulatory requirements and the independence, selection and performance of the Company's internal and external auditors. The consolidated financial statements of the Company for the year ended December 31, 2002 were audited by Ernst & Young LLP.

     As a part of its activities, the Committee has:

          o Reviewed and discussed the audited financial statements of the Company with management; and
          o Reviewed and discussed the quarterly reviewed condensed financial statements of the Company with management.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements of the Company for the year ended December 31, 2002 be included in applicable filings with the SEC on Form 10-K.

     The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached as Exhibit A hereto.

     The Audit Committee currently consists of Jason Sear, as Chairman, Jeff McCurdy and Jim Ross. The Audit Committee met informally throughout the year in advance of meetings of the Board of Directors. None of the directors on the Audit Committee are independent.

Finance Committee

     The Finance Committee, which currently consists of Messrs. Sear and Huzenlaub met informally throughout the year in advance of meetings of the Board of Directors. The Finance Committee's principal functions are (i) to monitor the financial position of the Company on a regular, frequent and consistent basis, in particular the Company's working capital position and capitalization requirements; (ii) to consider, develop and recommend to the Board, when appropriate, strategies for obtaining working capital and additional capitalization; (iii) explore strategic alliances with third parties providing financial, in addition to operational, assistance; and (v) to retain such legal counsel, investment advisors and experts as it may believe necessary to the performance of their duties.

Compensation Committee

     The Compensation Committee, which currently consists of Messrs. Sear, McCurdy and Ross met informally throughout the year in advance of meetings of the Board of Directors. The Compensation Committee's principal function is to evaluate and set levels and types of compensation for the Company's employees.

Legal Committee

     The Legal Committee, which currently consists of Messrs. Sear, McCurdy and Ross met informally throughout the year in advance of meetings of the Board of Directors. The Legal Committee's principal function is to assist management in the review of legal actions concerning the Company.

                               Executive Officers

     The following information is provided with respect to the current executive officers of the Company.


Executive Officers

   Name        Age        Position(s) Held with the Company

Ash Huzenlaub  27    Chairman of the Board,  President,  Chief  Executive
                     Officer and Director of the Company

Ann Crossman   39    Controller, Treasurer and Secretary

                             Executive Compensation

     The following Summary Compensation Table sets forth the annual and long-term compensation for the Company's Chief Executive Officer and the Company's two most highly compensated executive officers other than the Chief Executive Officer. No other executive employed by the Company received salary and bonus in excess of $100,000 during 2002.



                                                                   Long Term Compensation
                                 Annual Compensation                      Awards
                          ------------------------------------    -------------------------
 Name and Principal                                Other Annual   Restricted     Securities     All Other
 Position                                 Bonus    Compensation     Stock        Underlying    Compensation
                    Year   Salary ($)      ($)         ($)        Awards ($)     Options (#)       ($)
                    ----   ----------    --------  ------------   ----------     -----------   -------------
------------------------------------------------------------------------------------------------------------------------------------
Ash Huzenlaub (1)   2000   -             -          -             -              -             -
Chairman of the
Board, Chief
Executive Officer
and President

                    2001    -            -          -             -              -             -


                    2002   61,410        -          -             -              650,000       -

------------------------------------------------------------------------------------------------------------------------------------
Dan Witte (2)       2000   128,500       -          -             -              -             -
Former    Chairman
of   the    Board,
Chief    Executive
Officer        and
President


                    2001    159,375      -          -              -             -              -


                    2002    82,381       -          -              -             -              48,750 (4)
------------------------------------------------------------------------------------------------------------------------------------
Jay Flynn (3)       2000    -            -          -              -             -              -
Vice  President of
National Sales


                    2001    -            -          -              -             -              -


                    2002    120,000      125,000    -              -             500,000        -


------------------------------------------------------------------------------------------------------------------------------------

---------------------------
(1) Ash Huzenlaub was elected Chief Executive Officer and President of the Company on May 29, 2002.
(2) Dan Witte was elected Chief Executive Officer and President of the Company in November 2001 and served in this capacity for the Company until his resignation in May 2002.
(3) Jay Flynn was elected Vice President of National Sales in February 2002 and served as a Vice President of Emergisoft through December 2002. He is now employed as a Senior Territory Director and, as of January 1, 2003, is no longer an officer of Emergisoft.
(4) Mr. Witte received $48,750 in severance compensation upon his resignation in May 2002.

Stock Options Granted in 2002


     The following table contains information concerning stock option grants by the Company made to the executive officers named in the Summary Compensation Table appearing above during the fiscal year ended December 31, 2002. No stock appreciation rights were granted to individuals during 2002. Each option has a maximum term of either 5 or 10 years, as indicated, subject to earlier termination in the event of the option holder's cessation of employment with the Company


                    Number of    % of Total
                    Securities   Options
                    Underlying   Granted to       Exercise
                    Options      Employees       Price per      Expiration
Name                Granted      in 2002(1)      Share ($)         Date
----                -------      ----------      ---------         ----


Ash Huzenlaub (2)   650,000      37%         .76             8/1/07
--------------------------------------------------------------------------------
Dan Witte (3)       -            -           -               -
--------------------------------------------------------------------------------
Jay Flynn (4)       500,000      28%         .76             8/1/07
--------------------------------------------------------------------------------
---------------------------
(1) The aggregate number of options granted to employees in 2002 was 1,771,038.
(2) The options vest as to 250,000 option shares on August 1, 2002, then 100,000 shares each year thereafter
(3) Mr. Witte was not granted any stock options in 2002.
(4) The options vest as to one-fifth of the option shares on each of August 1, 2002; August 1, 2003; August 1, 2004; August 1, 2005 and August 1, 2006.

Report on Repricing of Options/SARs

     The Company did not adjust or amend the exercise price of stock options or SARs previously awarded to any of the named executive officers during the last completed fiscal year.

Aggregated Option Exercises and Fiscal Year-End Option Values

     The following table contains certain information concerning the value of unexercised options at December 31, 2002.


                                               Number of Securities Underlying           Value of Unexercised
                                                         Unexercised                         In-The-Money
                                                   Options/SARs at Fiscal               Options/SARs at Fiscal
                                                        Year-End (#)                         Year-End ($)

-
                     Shares
                   Acquired on      Value      Exercisable    Unexercisable      Exercisable ($)   Unexercisable ($)
                                               -----------    -------------      ---------------   -----------------
      Name        Exercise (#)    Realized
                  ------------    --------

Ash Huzenlaub           -             -          250,000           400,000              0                  0
--------------------------------------------------------------------------------------------------------------------
Dan Witte (2)           -             -             -                 -                 -                  -
--------------------------------------------------------------------------------------------------------------------
Jay Flynn               -             -          100,000           400,000              0                  0
--------------------------------------------------------------------------------------------------------------------

--------------------------

(1) The fair market value of the shares underlying the options does not exceed the exercise price of the options.
(2) Mr. Witte's options were terminated upon his resignation from the Company.

         Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth certain information regarding beneficial ownership of Common Stock as of March 31, 2003 (unless otherwise indicated) by
(i) each person known by the Company to own beneficially five percent or more of its outstanding Common Stock, (ii) the Company's Chief Executive Officer and each of the Company's other two most highly compensated executive officers,
(iii) each of the Company's directors and (iv) all executive officers and directors of the Company as a group.

              Directors, Executive Officers
                   and 5% Shareholders        Beneficial Share Ownership
                                             Number of    Percent of Outstanding
                        Directors             Shares             Shares

Ash Huzenlaub (1)............................ 308,602                      1.25%
Christopher Assif (2)........................  50,000                          *
Jeff McCurdy (3).............................   2,500                          *
Jim Ross (4).................................   2,500                          *
Jason Sear (5)...............................   2,500                          *

           Executive Officers not named above

Ann Crossman (6)................................3,250                          *
Directors and executive officers as a group...391,019                      1.59%

          Holders of 5% or more not named above

Berlwood Five, Ltd. (7).....................23,500,913                    95.43%
Berlwood Three, L.L.C. (8)..................23,500,913                    95.43%
---------------
* Indicates less than 1%

(1)  Includes 250,000 shares of common stock issuable upon exercise of options.
(2)  Includes 50,000 shares of common stock issuable upon exercise of options.
(3)  Includes 2,500 shares of common stock issuable upon exercise of options.
(4)  Includes 2,500 shares of common stock issuable upon exercise of options.
(5)  Includes 2,500 shares of common stock issuable upon exercise of options.
(6)  Includes 3,250 shares of common stock issuable upon exercise of options.
(7) The address of Berlwood Five, Ltd. is 1201 North Watson Road, Suite 100, Arlington, Texas 76006. Includes 150,000 shares of common stock issuable upon exercise of warrants.
(8) The address of Berlwood Three, L.L.C. is 1201 North Watson Road, Suite 100, Arlington, Texas 76006. Includes 150,000 shares of common stock issuable upon exercise of warrants. Berlwood Three, L.L.C. is the general partner of Berlwood Five, Ltd.

             Section 16(a) Beneficial Ownership Reporting Compliance

     Compliance with Section 16(a) of the 1934 Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on a review of the copies of such forms furnished to the Company during, and with respect to, fiscal 2002, the Company believes that during fiscal 2002 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were in compliance with section 16(a) with the exception of the following transactions:

     o On February 15, 2002, Berlwood Five, Ltd. purchased 3,750,000 shares of common stock and filed the applicable Form 4 one day late on March 11, 2002. Berlwood Three, L.L.C. also reported its indirect acquisition of these 3,750,000 shares a day late on March 11, 2002.

     o Berlwood Three, L.L.C. failed to report its indirect acquisition, through Berlwood Five, Ltd., of 1,875,005 shares of common stock on September 19, 2002; 937,503 shares of common stock on November 13, 2002; and 937,503 shares of common stock on December 23, 2002 on a Form 4 until December 30, 2002.

     o On March 1, 2002, Jay Flynn, who owned shares of common stock and options on shares of common stock, was elected officer of the Company and failed to file a Form 3 reporting this election until August 2, 2002.

     o On January 1, 2002, Cameron Ware, then a director of the Company, acquired an option to acquire 2,500 shares of common stock and this acquisition was not reported on a Form 4 until May 16, 2002. On February 28, 2002, Mr. Ware's term as officer of Infosphere Incorporated, a company that directly owned 2,386,048 shares of the Company's common stock, ended. Mr. Ware failed to file a Form 4 reporting that he no longer indirectly owned these 2,386,048 shares until March 11, 2002.

              Transactions with Management and Certain Stockholders

     In October 2002, we paid our director, Christopher Assif, $10,000 in business consulting fees. There were no other transactions entered into between the Company and certain of its officers, directors and stockholders and their affiliates for the year ended December 31, 2002.

                                   Audit Fees

     Audit Fees.

     The aggregate fees for professional services rendered by Ernst & Young LLP in connection with their audit of our consolidated financial statements and reviews of the consolidated financial statements included in our Quarterly Reports on Form 10-Q for the 2001 and 2002 fiscal years were approximately $175,000 and $180,415, respectively.

     Audit-Related Fees

     All of the aggregate fees billed in each of the 2001 and 2002 fiscal years for assurance and related services by Ernst & Young LLP that are reasonably related to the performance of their audit of our consolidated financial statements and reviews of the consolidated financial statements included in our Quarterly Reports on Form 10-Q for the 2001 and 2002 fiscal years are included under Audit Fees above.

     Tax Fees

     All of the aggregate fees billed in either of the 2001 and 2002 fiscal years for professional services rendered by Ernst & Young for tax compliance, tax advice and tax planning are included under Audit Fees above.

     All Other Fees.

     All of the aggregate fees for all other services rendered by Ernst & Young LLP in the 2002 fiscal year are included under Audit Fees above and can be sub-categorized as follows:

     o Attestation Fees. All of the aggregate fees for attestation services rendered by Ernst & Young LLP for matters such as comfort letters and consents related to SEC and other registration statements, audits of employee benefit plans, agreed-upon procedures, due diligence pertaining to acquisitions and consultation on accounting standards or transactions are included under Audit Fees above.

     o Other Fees. All of the aggregate fees for all other services, such as consultation related to tax planning and compliance, improving business and operational processes and regulatory matters, rendered by Ernst & Young LLP in the 2002 fiscal year was are included under Audit Fees above.

     100% of the services described under the headings Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees were approved by the Audit Committee.

                                     ITEM 2.
                             APPOINTMENT OF AUDITORS

     The Board of Directors appointed Ernst & Young LLP, independent public accountants, to audit the consolidated financial statements of the Company for the year ending December 31, 2003. The Company is advised that no member of Ernst & Young LLP has any direct or material indirect financial interest in the Company or, during the past three years, has had any connection with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

     Ratification of this appointment shall be effective upon receiving the affirmative vote of the holders of a majority of the Common Stock present or represented by proxy and entitled to vote at the Annual Meeting. Under Nevada law, an abstention would have the same effect as a vote against this proposal, but a broker non-vote would not be counted for purposes of determining whether a majority had been achieved.

     The Board of Directors recommends that stockholders vote "FOR" ratification of this appointment.

     In the event the appointment is not ratified, the Board of Directors will consider the appointment of other independent auditors. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting, and will be offered the opportunity to make a statement if such representative desires to do so and will be available to respond to appropriate questions.

                                     ITEM 3.
                    APPROVAL OF INCREASE IN NUMBER OF SHARES
                  RESERVED UNDER THE 2001 STOCK INCENTIVE PLAN

     On  December  19,  2001,  the Board of  Directors  adopted  the 2001  Stock
Incentive Plan ("2001 Plan"), subject to stockholder approval, which was given at the 2002 Annual Meeting of Stockholders, on June 21, 2002.

     The 2001 Plan provides an opportunity for directors, officers, key employees, and consultants of the Company to acquire shares of the Common Stock or to receive compensation which is based upon appreciation in the value of the Common Stock to aid the Company in retaining and obtaining key personnel of outstanding ability.

     The 2001 Plan is administered by the Compensation Committee appointed by the Board of Directors. The Committee has full power to select, from among the persons eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to any participant and to determine the specific terms of each grant, subject to the provisions of the 2001 Plan. Directors, officers, key employees and consultants of the Company or a subsidiary of which the Company owns a majority of the outstanding shares of voting stock or voting interest, are eligible to receive grants under the 2001 Plan; provided, however, that incentive stock options may only be granted to employees of such entities.

     The 2001 Plan permits the granting of incentive stock options ("ISO's") and non-qualified options ("NQO's") (collectively "Options"). To qualify as ISO's, options must meet additional federal income tax requirements, including a limitation that the aggregate fair market value of ISO's that first become exercisable by an optionee during any calendar year may not exceed $100,000. Further, ISO's cannot be granted to any owner of 10% or more of the total combined voting power of all classes of stock of the Company or its subsidiaries, unless the ISO's (i) have an exercise price of 110% of the fair market value of the Common Stock on the date of grant, and (ii) may not be exercised more than five years from the date of grant thereof.

     An Option entitles the grantee to purchase a number of shares of Common Stock at a price ("Exercise Price"), which will be not less than 100% of the fair market value of a share of Common Stock on the date the Option is granted. The Exercise Price must be paid in full with cash or, unless otherwise provided by the award agreement, by delivery of previously owned Common Stock valued at its fair market value on the exercise date.

     The term of each Option is fixed by the Committee but may not exceed ten years from the date of grant. The Committee determines at which time or times each Option may be exercised. Options are evidenced by option agreements, the terms and provisions of which may differ. No Option is transferable by the optionee other than by will or by the laws of descent or distribution, unless the Committee authorizes all or a portion of the Option to be granted to immediate family members or to an entity involving immediate family members, subject to certain restrictions.

     In the event of termination of employment by reason of death, an NQO may thereafter be exercised by the optionee's estate, or by such person who acquires the right to exercise such Option by inheritance, bequest or by reason of such optionee's death (to the extent it was then exercisable) for one year after such death.

     In the event of termination of employment by reason of permanent disability, an NQO may thereafter be exercised (to the extent it was then exercisable) within one year after such termination. An ISO expires, unless exercised, one year after the date that the optionee is terminated due to the determination by the Company that the optionee is disabled.

     In the event of termination of employment by reason other than death or disability of the optionee, ISO's and NQO's terminate, unless exercised, three months after such termination. In the case of willful or gross misconduct on the part of the optionee as determined by the Company, both ISO's and NQO's expire immediately upon the receipt by the optionee of notice of termination.

     A Stock Appreciation Right may be granted in connection with all or any portion of a previously or contemporaneously granted Option or not in connection with an Option. A Stock Appreciation Right entitles the Participant to receive upon exercise or payment the excess of (1) the Fair Market Value of a specified number of shares of the Stock at the time of exercise over (2) a specified price which shall be not less than the Option exercise price for that number of shares in the case of a Stock Appreciation Right granted in connection with a previously or contemporaneously granted Option, or in the case of any other Stock Appreciation Right not less than one hundred percent (100%) of the Fair Market Value of that number of shares of Stock at the time the Stock Appreciation Right was granted. A Stock Appreciation Right granted in connection with an Option may only be exercised to the extent that the related Option has not been exercised. The exercise of a Stock Appreciation Right results in a pro rata surrender of the related Option to the extent the Stock Appreciation Right has been exercised.

     Upon exercise or payment of a Stock Appreciation Right, the Company will pay to the Participant the appreciation in cash or shares of Stock (at the aggregate Fair Market Value on the date of payment or exercise) as provided in the Stock Incentive Agreement or, in the absence of such provision, as the Committee may determine.

     Each Stock Appreciation Right granted under the Plan is exercisable at such time or times, or upon the occurrence of such event or events, and in such amounts, as the Committee shall specify in the Stock Incentive Agreement; provided, however, that subsequent to the grant of a Stock Appreciation Right, the Committee, at any time before complete termination of such Stock
Appreciation Right, may accelerate the time or times at which such Stock Appreciation Right may be exercised in whole or in part.

     A Stock Appreciation Right is not transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant's lifetime, only by the Participant, or in the event of the Disability of the Participant, by the legal representative of the Participant.

     The Committee may award shares of common stock ("Restricted Stock") to any person eligible to participate in the 2001 Plan. At the time of the grant of such Restricted Stock, a certificate representing the shares shall be registered in the name of the recipient, but shall be held by the Company for the employee's account. The employee has the beneficial ownership of the stock including the right to vote and, unless the Committee decides otherwise, the right to receive dividends. In addition to any other restrictions the Committee may place on Restricted Stock, the Committee may, in its discretion, provide that Restricted Stock shall vest upon the passing of a restriction period and the satisfaction of certain vesting conditions as determined by the Committee. The Committee may require a cash payment from the participant in an amount no greater than the aggregate Fair Market Value of the shares of stock awarded determined at the date of grant in exchange for the grant of a Restricted Stock Award or may grant a Restricted Stock Award without the requirement of a cash payment. Restricted Stock may, in the Committee's discretion, be subject to forfeiture, in whole or in part, in the event that vesting conditions established by the Committee are not met.

     18,000,000 shares of the Company's Common Stock were reserved exclusively for issuance under the 2001 Plan (the "Maximum Plan Shares"). On February 27, 2002, the Board of Directors approved a 20-for-1 reverse stock split, leaving only 900,000 Maximum Plan Shares.

     On July 19, 2002, the Board of Directors increased the number of Maximum Plan Shares from 900,000 to 3,000,000 post-reverse stock split shares of the Company's Common Stock, subject to stockholder approval at the 2003 Annual Meeting.

     The Board of Directors recommends that the stockholders vote FOR the proposal to ratify the increase in the number of Maximum Plan Shares under the 2001 Stock Incentive Plan.

                                     ITEM 4.
                                  OTHER MATTERS

     The Board of Directors does not know of any other matters that are to be presented for action at the Annual meeting. However, if any other matters properly come before the Annual Meeting or any adjournment(s) thereof, it is intended that the enclosed proxy will be voted in accordance with the judgment of the persons voting the proxy.

                              STOCKHOLDER PROPOSALS

     Any stockholder who wishes to submit a proposal for inclusion in the proxy material and for presentation at the Company's 2004 Annual Meeting of Stockholders must forward such proposal to the Secretary of the Company at the address indicated on the second page of this proxy statement, so that the Secretary receives it no later than December 31, 2003.

                         By Order of the Board of Directors

                         /s/ Ash Huzenlaub
                         ------------------
                         Ash Huzenlaub
                         Chairman of the Board,
                         Chief Executive Officer and President
                         July 18, 2003

                                      PROXY

                            EMERGISOFT HOLDING, INC.
                                  2225 AVENUE J
                             ARLINGTON, TEXAS 76006

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                 EMERGISOFT HOLDING, INC. FOR THE ANNUAL MEETING
                        OF STOCKHOLDERS ON AUGUST 8, 2003

     The undersigned hereby appoints Ann Crossman and Clarence White and each of them as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to vote all shares of Emergisoft Holding, Inc. Common Stock which the undersigned may be entitled to vote at the annual meeting of stockholders to be held at 9:00 a.m. on Friday, August 8, 2003 at 2225 Avenue J, Arlington, Texas, and at any adjournment thereof, upon the matters set forth on the reverse side and described in the accompanying Proxy Statement and upon such other business as may properly come before the meeting or any adjournment thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED HEREIN. AS TO SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES LISTED HEREON ACCORDING TO THEIR DISCRETION.

     Please mark your votes as indicated in this example: /X/



PROPOSAL 1: ELECTION OF DIRECTORS

     / / FOR all nominees     / / WITHHOLD AUTHORITY
         listed to the right      to vote for listed
         all nominees(except      to the right
         as marked to contrary)


Nominees:

Christopher    Assif Ash Huzenlaub

Jeff McCurdy   Jim Ross

Jason Sear

INSTRUCTION: To withhold authority to vote for any individual nominee or nominees strike through the nominee's name above.

PROPOSAL 2:  APPOINTMENT  OF ERNST & YOUNG LLP AS INDEPENDENT  CERTIFIED  PUBLIC
             ACCOUNTANTS FOR THE COMPANY



/ / FOR      / / AGAINST        / / ABSTAIN



PROPOSAL 3:  APPROVAL OF  INCREASE IN NUMBER OF SHARES  RESERVED  UNDER THE 2001
             STOCK INCENTIVE PLAN


/ / FOR     / / AGAINST      / / ABSTAIN



     Please check the following box if you plan to attend the annual meeting of stockholders in person. / /



     ALL SHARES WILL BE VOTED AS DIRECTED HEREIN AND, UNLESS OTHERWISE DIRECTED, WILL BE VOTED "FOR" PROPOSAL 1, "FOR" PROPOSAL 2, AND "FOR" PROPOSAL 3 AND IN ACCORDANCE WITH THE DISCRETION OF THE PERSON VOTING THE PROXY WITH RESPECT TO ANY OTHER BUSINESS PROPERLY BROUGHT BEFORE THE MEETING. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO A VOTE THEREON.

Dated:  _____________________, 2003               ______________________________
                                                                       Signature

                                                  ______________________________
                                                                       Signature

     PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR HEREON. WHEN SIGNING AS ATTORNEY-IN FACT, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. JOINT OWNERS SHOULD EACH SIGN. IF A CORPORATION, SIGN IN CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

     PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY FORM PROMPTLY USING THE ENCLOSED ENVELOPE.

                                    Exhibit A

                            EMERGISOFT HOLDING, INC.

                       CHARTER FOR THE AUDIT COMMITTEE OF

                             THE BOARD OF DIRECTORS


I.   Purpose

     The Audit Committee is appointed by the Board of Directors of the Company to assist the Board in fulfilling its oversight responsibilities. The Committee's primary duties and responsibilities are to:

          o Oversee management's conduct of the Company's financial reporting process and systems of internal accounting and financial controls to ensure: (i) the integrity of the Company's financial statements; (ii) the Company's compliance with legal and regulatory requirements; and
          (iii) proper performance of the Company's internal audit function.

          o Select, determine the compensation of and monitor the independence and performance of the Company's outside auditors.

          o Provide an avenue of communication among the outside auditors, management and the Board.

          o Prepare the report that SEC rules require be included in the Company's annual proxy statement.

     The Committee has the authority to conduct any investigation to enable it to fulfill its responsibilities. It shall have direct access to all Company personal and to the outside auditors and the power to retain independent counsel, accountants and others to assist the Committee.

II.  Composition and Meetings

     The Committee's composition shall meet the independence requirements of any securities exchange upon which the Company's securities are listed. The Committee shall meet at least four times annually and shall be comprised of not less than three directors, each of whom shall be independent and free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

     Committee members shall be appointed by the Board. If a Committee Chair is not designated by the Board or present at a meeting, the members of the Committee may designate a Chair by majority vote of the members of the Committee who are present. A majority of the members of the Committee shall constitute a quorum.

III. Responsibilities and Duties

     The Committee's principal responsibly is one of oversight. The Company's management is responsible for preparing the Company's financial statements and the outside auditors are responsible for auditing and/or reviewing those financial statements. In carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditors work. The Committee's specific responsibilities are as follows:

     o The outside auditors are ultimately accountable to the Committee. In connection therewith, the Committee shall:

          (i) Request from the outside auditors annually and review a formal written report describing: such firm's internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm or by an inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with such issues; and all relationships between the outside auditors and the Company.

          (ii) Discuss with the outside auditors any disclosed relationships between such firm and the Company and their impact on the outside auditors' independence.

          (iii)Present its conclusions with respect to the outside auditors to the full Board and recommend that the Board take appropriate action in response to the outside auditors' report.

     o The Committee shall review and discuss with management and the outside auditors, the audited financial statements to be included in the Company's Annual Report on Form 10-KSB, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operation," prior to filing with the Securities and Exchange Commission ("SEC"), or the Annual Report to Shareholders if distributed prior to the filing of Form 10-KSB, and review and consider with the outside auditors the matters required to the discussed by Statement on Auditing Standards ("SAS") No. 61. The Committee shall review with management and the outside auditors any impact on the financial statements of any new or proposed changes in accounting principals or legal or regulatory requirements.

     o The Committee, prior to filing each quarterly report on Form 10-QSB with the SEC, shall review with management and the outside auditors the Company's interim financial results to be included in such, and the matters required to be discussed by SAS No. 61.

     o The Committee shall discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

     o As appropriate, the Committee shall obtain advice and assistance from outside legal accounting or other advisors.

     o The Committee shall discuss policies with respect to risk assessment and risk management.

     o At least quarterly, the Committee shall meet separately and discuss with management, the internal auditors (or other personnel responsible for the internal audit function) and the outside auditors the quality, appropriateness and adequacy of the Company's internal controls and accounting principals applied in its financial reporting. The Committee will meet separately with the chief executive and chief financial officers of the Company at least annually to review the financial affairs of the Company at such time as it deems appropriate to review the outside auditors' examination and management report, and may do so in executive session when and as deemed appropriate.

     o The Committee shall review with the outside auditor any audit problems or difficulties and management's response.

     o The Committee shall set clear hiring policies for employees or former employees of the outside auditors.

     o The Committee shall review and evaluate the independence, performance and compensation of the outside auditors, and annually make the appointment of the outside auditors or approve any discharge or replacement of the outside auditors should circumstances warrant. Any and all engagements of the outside auditors, whether for auditing or non-auditing services, shall be subject to approval by the Committee.

     o The Committee shall review and reassess the adequacy of this Charter a least annually. The charter shall be submitted to the Board for approval and shall be published in accordance with SEC regulations.

     o The Committee shall submit a report to shareholders for inclusion in the Company's annual proxy statement as required by SEC rules.

     o In addition to the above responsibilities, the Committee will undertake such other duties as the Board delegates to it, and will report at least annually to the Board regarding the Committee's examinations and recommendations.

IV.      Minutes, Reports and Evaluation

     The Committee will maintain written minutes of its meetings that will be filed with the minutes of the meetings of the Board.

     The  Committee  will  report   periodically  to  the  Board  regarding  the
     Committee's activities, which will be incorporated as a part of the minutes of the Board at which those activities are presented.

     On an annual basis, a performance evaluation of the Committee shall be undertaken by the full Board.